UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield	West Virginia	26836
(Address of principal executive offices)		(Zip Code)

(304)530-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $2.50 per share	SMMF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On April 15, 2021, Summit Financial Group, Inc. (“Summit”) sold in a private placement $9.7 million of a new series of 6% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series 2021, $1.00 par value, with a liquidation preference of $10,000 per share (the “Preferred Stock”), based on the private placement exemption under Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506 of Regulation D. Pursuant to the terms of the private placement, Summit issued 970 shares of the Preferred Stock on April 15, 2021. Summit extended the offering period until April 30, 2021, and may sell the remaining 230 unsold shares of Preferred Stock in a subsequent closing to take place no later than April 30, 2021.

The terms of the Preferred Stock are more fully described in Exhibit A to the Articles of Amendment to the Articles of Incorporation filed with the West Virginia Secretary of State on April 15, 2021, designating the Preferred Stock having the voting and other powers, preferences and relative, participating, optional and other rights, and the qualifications limitations and restrictions thereof. The Preferred Stock will qualify as Tier 1 capital for regulatory capital purposes. The proceeds of the sale of the Preferred Stock will be used to augment Summit’s regulatory capital and for other general corporate purposes, which may include (i) repayment, redemption or refinancing of indebtedness, (ii) capital expenditures, (iii) making contributions to the capital of Summit Community Bank, to support its lending, investing and other financial services activities, (iv) funding of possible acquisitions, (v) working capital, (vi) satisfaction of other obligations of Summit and its subsidiaries and (vii) repurchase of Summit’s outstanding equity securities.
The Preferred Stock is non-convertible and will pay noncumulative dividends, if and when declared by the Summit board of directors, at a rate of 6.0% per annum. Dividends declared will be payable quarterly in arrears on the 15th day of March, June, September and December of each year.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. These securities have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.. This Current Report on Form 8-K is being filed pursuant to and in accordance with Rule 135c of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders

Under the Articles of Amendment to Summit’s Articles of Incorporation filed on April 15, 2021, the Preferred Stock will rank senior to Summit’s common stock, par value $2.50 per share, and will rank senior to each other class or series of capital stock Summit may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Preferred Stock as to dividend rights and rights on liquidation, dissolution or winding-up of the Company.

Except as provided below, holders of the Preferred Stock will have no voting rights, except as otherwise required by law or Summit’s Articles of Incorporation and are not entitled to any preemptive or preferential rights to purchase any of Summit’s securities. So long as any shares of Series 2021 preferred stock remain outstanding, Summit will not, without the affirmative vote or consent of the holders of at least two-thirds (2/3) of the outstanding shares of the Preferred Stock and any then-outstanding parity stock entitled to vote thereon, voting together as a single class:

•    amend or alter the provisions of Summit’s Articles of Incorporation or Articles of Amendment so as to authorize or create, or increase the authorized amount of, any class or series of stock ranking senior to the Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding-up of Summit;

•    amend, alter or repeal the provisions of Summit’s Articles of Incorporation or Articles of Amendment so as to materially and adversely affect the special rights, preferences, privileges and voting powers of the Preferred Stock, taken as a whole; or

•    consummate a binding share exchange or reclassification involving the Preferred Stock or a merger or consolidation of Summit with another corporation or other entity, unless in each case (i) the shares of Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which we are not the surviving or resulting entity, are converted into or exchanged for preferred securities of the surviving or resulting entity or its ultimate parent, and (ii) such shares remaining outstanding or such preferred securities, as the case may be, have such rights, preferences, privileges and voting powers, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers of the Preferred Stock, taken as a whole.

For so long as any Preferred Stock is outstanding, no dividends may be declared or paid on junior preferred stock, preferred stock ranking pari passu with the Preferred Stock, or common stock (other than in the case of pari passu preferred stock and dividends on a pro rata basis with the Preferred Stock), nor may Summit repurchase or redeem any junior preferred shares, preferred shares ranking pari passu with the Preferred Stock or common shares, unless the full dividend for the latest completed dividend period has been paid or declared and a sum sufficient for the payment of those dividends has been set aside.
The Preferred Stock is perpetual and has no maturity date and is not subject to any mandatory redemption, sinking fund, or other similar provisions. Except for the redemption upon the occurrence of a regulatory capital treatment event, the shares of Preferred Stock are not redeemable prior to April 15, 2026. The holders of the Preferred Stock will not have any right to require the redemption or repurchase of their shares of Preferred Stock.

In addition to the foregoing, the information set forth under “Item 3.02 Unregistered Sales of Equity Securities” is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 15, 2021, Summit filed Articles of Amendment to its Articles of Incorporation with the West Virginia Secretary of State’s Office for the purpose of designating the Preferred Stock’s voting and other powers, preferences and relative, participating, optional and other rights, and the qualifications limitations and restrictions.
A copy of the Articles of Amendment to the Articles of Incorporation setting forth the terms of the Preferred Stock is attached as Exhibit 3.1, and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements regarding the potential sale of the remaining [250] unsold shares of Preferred Stock in a subsequent closing. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Summit’s control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in Summit’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, Summit does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits

    (d)    Exhibits

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: April 15, 2021	By: /s/ Julie R. Markwood
Julie R. Markwood
Senior Vice President and Chief Accounting Officer